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                                                                  EXECUTION COPY


                   ACCESS FINANCIAL MORTGAGE LOAN TRUST 1996-2

$58,456,000 Class A-1 Variable Rate Certificates
$38,768,000 Class A-2 Fixed Rate Certificates, 6.925% Pass-Through Rate $16,525,000 Class A-3 Fixed Rate Certificates, 7.300% Pass-Through Rate $14,713,000 Class A-4 Fixed Rate Certificates, 7.625% Pass-Through Rate $13,796,000 Class A-5 Fixed Rate Certificates, 7.925% Pass-Through Rate $68,344,000 Class A-6 Variable Rate Certificates



                             UNDERWRITING AGREEMENT


PRUDENTIAL SECURITIES INCORPORATED
J.P. MORGAN SECURITIES INC.

                                                                  May 15, 1996


Dear Sirs:

     Cargill Financial Services Corporation, a corporation organized and existing under the laws of Delaware (the "Sponsor"), and Access Financial Lending Corp., a corporation organized and existing under the laws of Delaware (the "Seller") (the Sponsor and the Seller, collectively, the "Companies"), agree with you (the "Underwriters") as follows:

     Section 1. Issuance and Sale of Certificates. The Sponsor has authorized the issuance and sale of Mortgage Loan Pass-Through Certificates, Series 1996-2, Class A-1 Variable Rate Certificates in an aggregate principal amount of $58,456,000, Class A-2 Fixed Rate Certificates in an aggregate principal amount of $38,768,000, Class A-3 Fixed Rate Certificates in an aggregate principal amount of $16,525,000, Class A-4 Fixed Rate Certificates in an aggregate principal amount of $14,713,000, Class A-5 Fixed Rate Certificates in an aggregate principal amount of $13,796,000, and Class A-6 Variable Rate Certificates in an aggregate principal amount of $68,344,000 (collectively, the "Offered Certificates"). The Offered Certificates, Class B Certificates and the Residual Certificates (the Class B Certificates and the Residual Certificates, collectively, the "Non-Offered Certificates") (the Non-Offered Certificates and the Offered Certificates, collectively, the "Certificates"), are to be issued by Access Financial Mortgage Loan Trust 1996-2 (the "Trust") pursuant to a Pooling and Servicing Agreement, to be dated as of May 1, 1996 (the "Pooling and Servicing Agreement"), among the Seller, Access Financial Lending Corp., as master servicer (the "Master Servicer"), the Sponsor and Norwest Bank Minnesota, National

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Association, a national banking association, as trustee (the "Trustee"). The
Non-Offered Certificates are not to be sold hereunder. The Certificates evidence all of the beneficial ownership interests in the assets of the Trust consisting primarily of a pool of amortizing mortgage loans which are secured by first or second liens on residential properties (the "Mortgage Loans").

     The Offered Certificates will have the benefit of a certificate insurance policy (the "Certificate Insurance Policy") issued by Financial Guaranty Insurance Company, a monoline stock insurance corporation organized under the laws of New York (the "Certificate Insurer").

     In connection with the issuance of the Certificate Insurance Policy, (i) the Seller and the Certificate Insurer will execute and deliver an Insurance Agreement dated as of May 1, 1996 (the "Insurance Agreement") and (ii) the Companies, the Underwriters and the Certificate Insurer will execute and deliver an Indemnification Agreement dated as of May 1, 1996 (the "Indemnification Agreement").

     As used herein, the term "Sponsor Agreements" means the Pooling and Servicing Agreement, the Sponsorship Agreement, the Indemnification Agreement and this Agreement; the term "Seller Agreements" means the Pooling and Servicing Agreement, the Sponsorship Agreement, the Insurance Agreement, the Indemnification Agreement, the Servicing Agreements and this Agreement.

     The Sponsor and the Seller will enter into a Securitization Sponsorship Agreement dated as of May 1, 1996 (the "Sponsorship Agreement") pursuant to which the Sponsor will create the Trust, direct the Trust to acquire the Mortgage Loans from the Seller and cause the Certificates to be issued.

     The Master Servicer and the Trustee will enter into a Sub-Servicing Agreement dated as of May 1, 1996 with Electronic Data Systems Corporation ("EDS") (the "EDS Sub-Servicing Agreement") and a Sub-Servicing Agreement dated as of May 1, 1996 with LSI Financial Group ("LSI") (the "LSI Sub-Servicing Agreement") pursuant to which EDS and LSI will agree to service and administer the Mortgage Loans in accordance with the provisions of the EDS Sub-Servicing Agreement and the LSI Sub-Servicing Agreement, respectively. EDS and LSI will be referred to collectively as the "Sub-Servicers" and the EDS Sub-Servicing Agreement and the LSI Sub-Servicing Agreement will be referred to collectively as the "Sub-Servicing Agreements".

     An election will be made to treat certain of the assets and Accounts of the Trust as "real estate mortgage investment conduits" ("REMICs") as such term is defined in the Internal Revenue Code of 1986, as it may be amended from time to time (the "Code"). The Offered Certificates and the Class B Certificates will be designated as "regular interests" in a REMIC, and the





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Residual Certificates will be designated as "residual interests" in a REMIC.

     The offering of the Offered Certificates will be made by you, and the Companies understand that you propose to make a public offering of the Offered Certificates for settlement on May 22, 1996, as you deem advisable.

     Defined terms used herein shall have their respective meanings as set forth in the Pooling and Servicing Agreement.

     Section 2. Representations and Warranties. A. The Sponsor represents and warrants to, and agrees with each of the Underwriters, that:

     (i) A Registration Statement on Form S-3 (No. 33-96500) has (a) been prepared by the Sponsor on such Form in conformity with the requirements of the Securities Act of 1933, as amended (the "Securities Act") and the rules and regulations (the "Rules and Regulations") of the United States Securities and Exchange Commission (the "Commission") thereunder, (b) been filed with the Commission and (c) been declared effective by the Commission, and no stop order suspending the effectiveness of the Registration Statement has been issued, and no proceeding for that purpose has been initiated or threatened, by the Commission. Copies of such Registration Statement have been delivered by the Sponsor to the Underwriters. There are no contracts or documents of the Sponsor which are required to be filed as exhibits to the Registration Statement pursuant to the Securities Act or the Rules and Regulations which have not been so filed or incorporated by reference therein on or prior to the Effective Date of the Registration Statement other than such documents or materials, if any, as the Underwriters deliver to the Sponsor pursuant to Section 9D hereof for filing on Form 8-K. The conditions for use of Form S-3, as set forth in the General Instructions thereto, have been satisfied.

     As used herein, the term "Effective Date" means the date on and time at which the Registration Statement became effective, or the date on and the time at which the most recent post-effective amendment to such Registration Statement, if any, was declared effective by the Commission. The term "Registration Statement" means (i) the registration statement referred to in the preceding paragraph, including the exhibits thereto, (ii) all documents incorporated by reference therein pursuant to Item 12 of Form S-3 and (iii) any post-effective amendment filed and declared effective prior to the date of issuance of the Certificates. The term "Base Prospectus" means the prospectus included in the Registration Statement. The term "Prospectus Supplement " means the prospectus supplement dated the date hereof and specifically relating to the Offered Certificates (the "Prospectus Supplement"), as first filed with the Commission pursuant to Rule 424 of the Rules and Regulations. The term "Sponsor Offering Materials" means,





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collectively, the Registration Statement, the Base Prospectus and the
information set forth under the caption "The Sponsor" in the Prospectus Supplement. The term "Seller Offering Materials" means the Prospectus Supplement except for (x) the information set forth under the caption "The Sponsor" therein and (y) the Underwriter Information. The term "Underwriter Information" means the information set forth under the caption "Underwriting" in the Prospectus Supplement and any information in the Prospectus Supplement relating to any potential market-making, over-allotment or price stabilization activities of the Underwriters. The term "Prospectus" means, together, the Base Prospectus and the Prospectus Supplement.

     (ii) The Registration Statement and the Prospectus conform, and any further amendments or supplements to the Registration Statement or the Prospectus will, when they become effective or are filed with the Commission, as the case may be, conform in all respects to the requirements of the Securities Act and the Rules and Regulations. The Sponsor Offering Materials do not and will not, as of the Effective Date or filing date thereof and of any amendment thereto, as appropriate, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

     (iii) The documents incorporated by reference in the Sponsor Offering Materials, when they were filed with the Commission conformed in all material respects to the requirements of the Securities Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as applicable, and the Rules and Regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; any further documents so filed and incorporated by reference in the Sponsor Offering Materials, when such documents are filed with the Commission will conform in all material respects to the requirements of the Exchange Act and the Rules and Regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that no representation is made as to documents deemed to be Derived Information.

     (iv) Since the respective dates as of which information is given in the Sponsor Offering Materials, or the Sponsor Offering Materials as amended and supplemented, (x) there has not been any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, business, management, financial condition, stockholders' equity, results of operations, regulatory situation or business prospects of the Sponsor and (y) the Sponsor has not entered into any transaction or agreement (whether or not in the ordinary course of





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business) material to the Sponsor that, in either case, would reasonably be expected to materially adversely affect the interests of the holders of the Offered Certificates, otherwise than as set forth or contemplated in the Sponsor Offering Materials, as so amended or supplemented.

     (v) The Sponsor is not aware of (x) any request by the Commission for any further amendment of the Registration Statement or the Prospectus or for any additional information, (y) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose or (z) any notification with respect to the suspension of the qualification of the Offered Certificates for the sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose.

     (vi) The Sponsor has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the business or financial condition of the Sponsor and has all power and authority necessary to own or hold its properties, to conduct the business in which it is engaged and to enter into and perform its obligations under each Sponsor Agreement and to cause the Certificates to be issued.

     (vii) There are no actions, proceedings or investigations pending before or threatened by any court, administrative agency or other tribunal to which the Sponsor is a party or of which any of its properties is the subject (i) which if determined adversely to it is likely to have a material adverse effect individually, or in the aggregate, on the business or financial condition of the Sponsor, (ii) asserting the invalidity of any Sponsor Agreement, in whole or in part or the Certificates, (iii) seeking to prevent the issuance of the Certificates or the consummation by the Sponsor of any of the transactions contemplated by any Sponsor Agreement, in whole or in part, or (iv) which if determined adversely it is likely to materially and adversely affect the performance by the Sponsor of its obligations under, or the validity or enforceability of, any Sponsor Agreement, in whole or in part or the Certificates.

     (viii) Each Sponsor Agreement has been, or, when executed and delivered will have been, duly authorized, validly executed and delivered by the Sponsor and each Sponsor Agreement constitutes, a valid and binding agreement of the Sponsor, enforceable against the Sponsor in accordance with their respective terms, except to the extent that the enforceability hereof may be subject (x) to insolvency, reorganization, moratorium, receivership, conservatorship, or other similar laws, regulations





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or procedures of general applicability now or hereafter in effect relating to or affecting creditors' rights generally, (y) to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law), and (z) with respect to rights of indemnity under this Agreement, to limitations of public policy under applicable securities laws.

     (ix) The issuance and delivery of the Certificates, and the execution, delivery and performance of each Sponsor Agreement and the consummation of the transactions contemplated hereby and thereby, do not and will not conflict with or result in a breach of or violate any term or provision of or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, or other agreement or instrument to which the Sponsor is a party, by which the Sponsor may be bound or to which any of the property or assets of the Sponsor or any of its subsidiaries may be subject, nor will such actions result in any violation of the provisions of the articles of incorporation or by-laws of the Sponsor or any law, statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Sponsor or any of its respective properties or assets.

     (x) KPMG Peat Marwick is an independent public accountant with respect to the Sponsor as required by the Securities Act and the Rules and Regulations.

     (xi) The direction by the Sponsor to the Trustee to execute, authenticate, countersign, issue and deliver the Certificates will be duly authorized by the Sponsor, and, assuming the Trustee has been duly authorized to do so, when executed, authenticated, countersigned, issued and delivered by the Trustee in accordance with the Pooling and Servicing Agreement, the Certificates will be validly issued and outstanding and will be entitled to the benefits of the Pooling and Servicing Agreement.

     (xii) No consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body of the United States is required for the issuance and sale of the Certificates, or the consummation by the Sponsor of the other transactions contemplated by this Agreement, except the registration under the Securities Act of the Offered Certificates and such consents, approvals, authorizations, registrations or qualifications as may have been obtained or effected or as may be required under securities or Blue Sky laws in connection with the purchase and distribution of the Offered Certificates by you.

     (xiii) The Sponsor possesses all material licenses, certificates, authorities or permits issued by the appropriate state, Federal or foreign regulatory agencies or bodies necessary to conduct the business now conducted by it and as described in the Sponsor Offering Materials (or is exempt therefrom) and the Sponsor has not received notice of any proceedings relating to the revocation or modification of such license, certificate, authority





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or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, is likely to materially and adversely affect the conduct of its business, operations, financial condition or income.

     (xiv) The Sponsor will not conduct its operations while any of the Certificates are outstanding in a manner that would require the Sponsor or the Trust to be registered as an "investment company" under the Investment Company Act of 1940, as amended (the "1940 Act"), as in effect on the date hereof.

     (xv) Any taxes, fees and other governmental charges in connection with the execution, delivery and issuance of any Sponsor Agreement, the Certificate Insurance Policies and the Certificates that are required to be paid by the Sponsor at or prior to the Closing Date have been paid or will be paid at or prior to the Closing Date.

     (xvi) At the Closing Date, each of the representations and warranties of the Sponsor set forth in any Sponsor Agreement will be true and correct in all material respects.

     Any certificate signed by an officer of the Sponsor and delivered to you or your counsel in connection with an offering of the Offered Certificates shall be deemed, and shall state that it is, a representation and warranty as to the matters covered thereby to each person to whom the representations and warranties in this Section 2A are made.

     B. The Seller represents and warrants to, and agrees with each of the Underwriters, that:

     (i) The Seller Offering Materials do not and will not, as of the applicable filing date therefor and any amendment or supplement thereto, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading.

     (ii) The documents incorporated by reference in the Seller Offering Materials, when they were filed with the Commission conformed in all material respects to the requirements of the Securities Act or the Exchange Act and the Rules and Regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; any further documents so filed and incorporated by reference in the Seller Offering Materials, when such documents are filed with the Commission will conform in all material respects to the requirements of the Exchange Act and the Rules and Regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that no





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representation is made as to Derived Information except to the extent such documents reflect Seller - Provided Information (as defined in Section 9F hereof).

     (iii) Since the respective dates as of which information is given in the Seller Offering Materials, or the Seller Offering Materials as amended and supplemented, (x) there has not been any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, business, management, financial condition, stockholders' equity, results of operations, regulatory situation or business prospects of the Seller and (y) the Seller has not entered into any transaction or agreement (whether or not in the ordinary course of business) material to the Seller that, in either case, would reasonably be expected to materially adversely affect the interests of the holders of the Offered Certificates, otherwise than as set forth or contemplated in the Seller Offering Materials, as so amended or supplemented.

     (iv) The Seller is not aware of (x) any request by the Commission for any further amendment of the Registration Statement or the Prospectus or for any additional information, (y) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose or (z) any notification with respect to the suspension of the qualification of the Offered Certificates for the sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose.

     (v) The Seller has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the business or financial condition of the Seller and has all power and authority necessary to own or hold its properties, to conduct the business in which it is engaged and to enter into and perform its obligations under each Seller Agreement.

     (vi) There are no actions, proceedings or investigations pending before or threatened by any court, administrative agency or other tribunal to which the Seller is a party or of which any of its properties is the subject (i) which if determined adversely to it is likely to have a material adverse effect individually, or in the aggregate, on the business or financial condition of the Seller, (ii) asserting the invalidity of any Seller Agreement in whole or in part, (iii) seeking to prevent the issuance of the Certificates or the consummation by the Seller of any of the transactions contemplated by any Seller Agreement in whole or in part, or (iv) which if determined adversely it is likely to materially and adversely affect the performance by the Seller of





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its obligations under, or the validity or enforceability of, any Seller
Agreement in whole or in part or the Certificates.

     (vii) Each Seller Agreement has been, or, when executed and delivered will have been, duly authorized, validly executed and delivered by the Seller and each Seller Agreement constitutes, a valid and binding agreement of the Seller, enforceable against the Seller in accordance with their respective terms, except to the extent that the enforceability hereof may be subject (x) to insolvency, reorganization, moratorium, receivership, conservatorship, or other similar laws, regulations or procedures of general applicability now or hereafter in effect relating to or affecting creditors' rights generally, (y) to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law), and (z) with respect to rights of indemnity under this Agreement, to limitations of public policy under applicable securities laws.

     (viii) The execution, delivery and performance of each Seller Agreement by the Seller and the consummation of the transactions contemplated hereby and thereby, do not and will not conflict with or result in a breach of or violate any term or provision of or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, or other agreement or instrument to which the Seller is a party, by which the Seller may be bound or to which any of the property or assets of the Seller or any of its subsidiaries may be subject, nor will such actions result in any violation of the provisions of the articles of incorporation or by-laws of the Seller or any law, statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Seller or any of their respective properties or assets.

     (ix) KPMG Peat Marwick is an independent public accountant with respect to the Seller as required by the Securities Act and the Rules and Regulations.

     (x) No consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body of the United States is required for the issuance and sale of the Certificates, or the consummation by the Seller of the transactions contemplated by each Seller Agreement except the registration under the Securities Act of the Offered Certificates and such consents, approvals, authorizations, registrations or qualifications as may have been obtained or effected or as may be required under securities or Blue Sky laws in connection with the purchase and distribution of the Offered Certificates by you.

     (xi) The Seller possesses all material licenses, certificates, authorities or permits issued by the appropriate state, Federal or foreign regulatory agencies or bodies necessary to conduct the business now conducted by it and as described in the Seller Offering Materials (or each is exempt therefrom) and the





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Seller has not received notice of any proceedings relating to the revocation or modification of such license, certificate, authority or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, is likely to materially and adversely affect the conduct of its business, operations, financial condition or income.

     (xii) (a) Following the conveyance of the Mortgage Loans to the Trust pursuant to the Pooling and Servicing Agreement, the Trust will own the Mortgage Loans free and clear of any lien, mortgage, pledge, charge, encumbrance, adverse claim or other security interest (collectively, "Liens") other than Liens created by the Pooling and Servicing Agreement, and (b) the Seller will have the power and authority to sell such Mortgage Loans to the Trust.

     (xiii) As of the Cut-off Date, each of the Mortgage Loans will meet the eligibility criteria described in the Prospectus.

     (xiv) Neither the Seller nor the Trust created by the Pooling and Servicing Agreement will conduct their operations while any of the Certificates are outstanding in a manner that would require the Seller or the Trust to be registered as an "investment company" under the Investment Company Act of 1940, as amended (the "1940 Act"), as in effect on the date hereof.

     (xv) Each of the Certificates, the Pooling and Servicing Agreement, the Sponsorship Agreement, the Sub-Servicing Agreements, the Indemnification Agreement and the Certificate Insurance Policies conforms in all material respects to the descriptions thereof contained in the Prospectus.

     (xvi) Any taxes, fees and other governmental charges in connection with the execution, delivery and issuance of any Seller Agreement, the Certificate Insurance Policies and the Certificates that are required to be paid by either the Seller at or prior to the Closing Date have been paid or will be paid at or prior to the Closing Date.

     (xvii) At the Closing Date, each of the representations and warranties of the Seller set forth in any Seller Agreement will be true and correct in all material respects.

     Any certificate signed by an officer of the Seller and delivered to you or your counsel in connection with an offering of the Offered Certificates shall be deemed, and shall state that it is, a representation and warranty as to the matters covered thereby to each person to whom the representations and warranties in this Section 2B are made.

     Section 3. Purchase and Sale. The Underwriters' commitment to purchase the Offered Certificates pursuant to this





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Agreement shall be deemed to have been made on the basis of the representations and warranties of the Sponsor and of the Seller herein contained and shall be subject to the terms and conditions herein set forth. The Sponsor agrees to instruct the Trust to issue the Offered Certificates to each Underwriter as set forth in Schedule 1 hereto, and each Underwriter agrees, severally and not jointly, to purchase the Offered Certificates set forth by its name on Schedule 1 hereto on the date of issuance thereof. The purchase prices for the Offered Certificates shall be as set forth on Schedule 1 hereto.

     Section 4. Delivery and Payment. Payment of the purchase price for, and delivery of, any Offered Certificates to be purchased by you shall be made at the office of Dewey Ballantine, 1301 Avenue of the Americas, New York, New York, or at such other place as shall be agreed upon by you and the Companies, at 10:00 a.m. New York City time on May 22, 1996 (the "Closing Date"), or at such other time or date as shall be agreed upon in writing by you and the Companies. Payment shall be made by wire transfer of same day funds payable to the account designated by the Sponsor. Each of the Offered Certificates so to be delivered shall be represented by one or more global certificates registered in the name of Cede & Co., as nominee for The Depository Trust Company.

     The Companies agree to have the Offered Certificates available for inspection, checking and packaging by the Underwriters in New York, New York, not later than 12:00 p.m. New York City time on the business day prior to the Closing Date.

     Section 5. Offering by Underwriters. It is understood that the Underwriters propose to offer the Offered Certificates for sale to the public as set forth in the Prospectus.

     Section 6. Covenants of the Seller. The Seller covenants with each of the Underwriters as follows:

     A. To cause to be prepared a Prospectus in a form approved by the Underwriters, to file such Prospectus pursuant to Rule 424(b) under the Securities Act within the time period prescribed by Rule 424(b) and to provide the Underwriters with evidence satisfactory to the Underwriters of such timely filing; to cause to be made no further amendment or any supplement to the Registration Statement or to the Prospectus prior to the 91st day following the Closing Date except as permitted herein; to advise the Underwriters, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective prior to the 91st day following the Closing Date or any supplement to the Prospectus or any amended Prospectus has been filed prior to the 91st day following the Closing Date and to furnish the Underwriters with copies thereof; to file promptly all reports and any global proxy or information statements required to be filed by the Sponsor with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act





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subsequent to the date of the Prospectus and, until the 91st day following the
Closing Date; to promptly advise the Underwriters of its receipt of notice of the issuance by the Commission of any stop order or of: (i) any order preventing or suspending the use of the Prospectus; (ii) the suspension of the qualification of the Offered Certificates for offering or sale in any jurisdiction; (iii) the initiation of or threat of any proceeding for any such purpose; (iv) any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information. In the event of the issuance of any stop order or of any order preventing or suspending the use of the Prospectus or suspending any such qualification, the Sponsor promptly shall use its best efforts to obtain the withdrawal of such order by the Commission.

     B. To furnish promptly to the Underwriters and to counsel for the Underwriters a signed copy of the Registration Statement as originally filed with the Commission, and of each amendment thereto filed with the Commission, including all consents and exhibits filed therewith.

     C. To deliver promptly to the Underwriters such number of the following documents as the Underwriters shall reasonably request: (i) conformed copies of the Registration Statement as originally filed with the Commission and each amendment thereto (in each case including exhibits); (ii) the Prospectus and any amended or supplemented Prospectus; and (iii) any document incorporated by reference in the Prospectus (including exhibits thereto). If the delivery of a prospectus is required at any time in connection with the offering or sale of the Offered Certificates and if at such time any events shall have occurred as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Securities Act or the Exchange Act, the Sponsor shall notify the Underwriters and, upon the Underwriters' request based upon the advice of counsel, shall file such document and prepare and furnish without charge to the Underwriters and to any dealer in securities as many copies as the Underwriters may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which corrects such statement or omission or effects such compliance.

     D. To cause to be filed promptly with the Commission any amendment to the Registration Statement or the Prospectus or any supplement to the Prospectus that may, in the judgment of the Seller or the Underwriters, be required by the Securities Act or requested by the Commission.





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

     E. To cause to be furnished to the Underwriters and counsel for the Underwriters, prior to filing with the Commission, and to obtain the consent of the Underwriters, which consent will not unreasonably be withheld, for the filing of the following documents relating to the Certificates: (i) any amendment to the Registration Statement or supplement to the Prospectus, or document incorporated by reference in the Prospectus, or (ii) Prospectus pursuant to Rule 424 of the Rules and Regulations.

     F. To cause to be made generally available to holders of the Offered Certificates as soon as practicable, but in any event not later than 90 days after the close of the period covered thereby, a statement of earnings of the Trust (which need not be audited) complying with Section 11(a) of the Securities Act and the Rules and Regulations (including Rule 158) and covering a period of at least twelve consecutive months beginning not later than the first day of the first fiscal quarter following the Closing Date.

     G. To use its best efforts, in cooperating with the Sponsor and the Underwriters, to qualify the Offered Certificates for offering and sale under the applicable securities laws of such states and other jurisdictions of the United States as the Underwriters may designate, and maintain or cause to be maintained such qualifications in effect for as long as may be required for the distribution of the Offered Certificates. The Seller will cause the filing of such statements and reports as may be required by the laws of each jurisdiction in which the Offered Certificates have been so qualified.

     H. The Seller will not , without the prior written consent of the Underwriters, contract to sell any mortgage pass-through certificates, mortgage pass-through notes or collateralized mortgage obligations or other similar securities either directly or indirectly (as through the Sponsor) for a period of five (5) business days prior to the later of termination of the syndicate or the Closing Date.

     I. So long as the Offered Certificates shall be outstanding, the Seller shall cause the Trustee, pursuant to the Pooling and Servicing Agreement, to deliver to the Underwriters as soon as such statements are furnished to the
Trustee: (i) the annual statement as to compliance of the Master Servicer under the Pooling and Servicing Agreement delivered to the Trustee pursuant to Section
10.16 thereof; (ii) the annual statement of a firm of independent public accountants furnished to the Trustee pursuant to Section 10.17 of the Pooling and Servicing Agreement; and (iii) the monthly reports furnished to the Owners pursuant to Section 7.6 of the Pooling and Servicing Agreement.

     J. So long as any of the Offered Certificates are outstanding, the Seller will furnish to the Underwriters (i) as soon as practicable after the end of the fiscal year of the Trust all documents required to be distributed to Certificateholders and





                                       13


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

other filings with the Commission pursuant to the Exchange Act, or any order of the Commission thereunder with respect to any securities issued by the Sponsor or the Seller that are (A) non-structured equity or debt offering of the Sponsor or the Seller or (B) the Offered Certificates and (ii) from time to time, any other information concerning the Sponsor or the Seller filed with any government or regulatory authority which is otherwise publicly available, as the Underwriters shall reasonably request in writing.

     K. To apply the net proceeds from the sale of the Offered Certificates in the manner set forth in the Prospectus.

     L. If, between the date hereof or, if earlier, the dates as of which information is given in the Prospectus and the Closing Date, to the knowledge of the Seller, there shall have been any material change, or any development involving a prospective material change in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of the Sponsor or the Seller, the Seller will give prompt written notice thereof to the Underwriters.

     M. The Trustee will prepare, or cause to be prepared, and file, or cause to be filed, a timely election to treat the Trust Fund as a REMIC for Federal income tax purposes and will file, or cause to be filed, such tax returns and take such actions, all on a timely basis, as are required to elect and maintain such status.

     N. To the extent, if any, that the ratings provided with respect to the Offered Certificates by the rating agency or agencies that initially rate the Offered Certificates are conditional upon the furnishing of documents or the taking of any other actions by the Sponsor or the Seller, the Seller shall use its best efforts to furnish or cause to be furnished such documents and take any such other actions.

     Section 7. Conditions of the Obligations of the Underwriters. The obligations of the Underwriters to purchase the Offered Certificates pursuant to this Agreement are subject to (i) the accuracy on and as of the Closing Date of the representations and warranties on the part of the Companies herein contained, (ii) the accuracy of the statements of officers of the Companies made pursuant hereto, (iii) the performance by the Companies of all of their respective obligations hereunder, and the performance by the Companies of all of their respective obligations under the Sponsor Agreements and the Seller Agreements and (iv) the following conditions as of the Closing Date:

     A. No stop order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the Commission. Any request of the Commission for inclusion of





                                  14


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

additional information in the Registration Statement or the Prospectus shall have been complied with.

     B. You shall have received the Pooling and Servicing Agreement, the Sponsorship Agreement, the Sub-Servicing Agreements, the Indemnification Agreement and the Offered Certificates in form and substance satisfactory to you and duly executed by the signatories required pursuant to the respective terms thereof.

     C. You shall have received from Dewey Ballantine, counsel for the Sponsor and the Seller, a favorable opinion, dated the Closing Date and satisfactory in form and substance to the Underwriters and counsel for the Underwriters to the effect that:

          (i) The issuance and sale of the Offered Certificates have been duly authorized and, when executed, authenticated, countersigned and delivered by the Trustee in accordance with the Pooling and Servicing Agreement and delivered and paid for pursuant to this Agreement, will be validly issued and outstanding and will be entitled to the benefits of the Pooling and Servicing Agreement.

          (ii) No authorization, approval, consent or order of, or filing with, any court or governmental agency or authority is necessary under the federal law of the United States or the laws of the State of New York in connection with the execution, delivery and performance by the Sponsor of the Sponsor Agreements and by the Seller of the Seller Agreements, except such as may be required under the Act or the Rules and Regulations and Blue Sky or other state securities laws, filings with respect to the transfer of the Mortgage Loans to the Trust pursuant to the Pooling and Servicing Agreement and such other approvals or consents as have been obtained.

          (iii) Each Sponsor Agreement and each Seller Agreement constitutes the legal, valid and binding obligation of the Sponsor or the Seller, as appropriate, enforceable against each of the Sponsor or the Seller, as appropriate, in accordance with their respective terms, except that as to enforceability such enforcement may (A) be subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the rights of creditors generally, (B) be limited by general principles of equity (whether considered in a proceeding at law or in equity) and (C) the enforceability as to rights to indemnification may be subject to limitations of public policy under applicable laws.

          (iv) The Pooling and Servicing Agreement is not required to be qualified under the Trust Indenture Act of 1939, as amended.






                                       15


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

          (v) None of the Sponsor, the Seller nor the Trust is required to be registered as an "investment company" under the Investment Company Act of 1940, as amended.

          (vi) The direction by the Sponsor to the Trustee to execute, issue, countersign and deliver the Offered Certificates has been duly authorized and, when the Offered Certificates are executed and authenticated by the Trustee in accordance with the Pooling and Servicing Agreement and delivered and paid for pursuant to this Agreement, they will be validly issued and outstanding and entitled to the benefits provided by the Pooling and Servicing Agreement.

          (vii) Immediately prior to the transfer of the Mortgage Loans by the Seller to the Trust pursuant to the Pooling and Servicing Agreement, the Seller was the sole owner of all right, title and interest in the Mortgage Loans and other property to be transferred to the Trust.

          (viii) The Seller has full power and authority to sell and assign the property to be sold and assigned to and deposited with the Trustee as part of the Trust Estate and has duly authorized such sale and assignment to the Trustee by all necessary corporate action.

          (ix) The Seller has directed the Trustee in its capacity as Trustee of the Access Financial Loan Purchase Trust to transfer, assign, set over and otherwise convey without recourse, to the Trust, all right, title and interest of the Seller in and to each Mortgage Loan listed on the Mortgage Loan Schedule delivered by the Seller on the Startup Day, and all of its right, title and interest in and to (A) scheduled payments of interest due on each Mortgage Loan after the Cut-Off Date, (B) scheduled payments of principal due, and unscheduled collections of principal received, on each Mortgage Loan on and after the Cut-off Date and (C) the Certificate Insurance Policy; such transfer of the Mortgage Loans set forth on the Mortgage Loan Schedule to the Trust will be absolute and is intended by the Seller and all parties hereto to be treated as a sale to the Trust.

          (x) The Offered Certificates, the Pooling and Servicing Agreement, the Sponsorship Agreement, the Sub-Servicing Agreements and this Agreement each conform in all material respects with the respective descriptions thereof contained in the Registration Statement and the Prospectus.

          (xi) The statements in the Prospectus under the captions "Summary of Prospectus - Certain Federal Income Tax Consequences", "Summary of Prospectus - ERISA Considerations", "ERISA Considerations" and "Certain Federal Income Tax Consequences", "Summary - ERISA Considerations", "Summary Federal Tax Aspects", "ERISA Considerations", "Certain Federal





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

     Tax Aspects" and "REMICS", to the extent that they constitute matters of law or legal conclusions with respect thereto, have been reviewed by such counsel and represent a fair and accurate summary of the matters addressed therein, under existing law and the assumptions stated therein.

          (xii) The statements in the Prospectus under the caption "Certain Legal Aspects of Mortgage Loans and Related Matters", "Legal Investment Matters" and "Legal Investment Considerations" to the extent they constitute matters of law or legal conclusions, are correct in all material respects.

          (xiii) The Offered Certificates will, when issued, be properly characterized for Federal income tax purposes as indebtedness of the Seller and the Trust created by the Pooling and Servicing Agreement and will not constitute a "taxable mortgage pool" within the meaning of Section 7701(i) of the Code.

          (xiv) Assuming compliance with all of the provisions of the Pooling and Servicing Agreement, the arrangement pursuant to which the Mortgage Loans will be administered by the Trustee and pursuant to which the Offered Certificates will be sold will be treated as a REMIC as defined by Section 860D of the Code and the Offered Certificates and the Class B Certificates will be treated as "regular interests" in a REMIC (or a combination of "regular interests" in a REMIC), and the Residual Certificates will be treated as "residual interests" in a REMIC on the date of issuance thereof and will continue to qualify as a REMIC for so long as such arrangement continues to comply with any applicable changes in the provisions of the Code and regulations issued thereunder.

          (xv) The Registration Statement is effective under the Act and no stop order suspending the effectiveness of the Registration Statement has been issued, and to the best of such counsel's knowledge no proceeding for that purpose has been instituted or threatened by the Commission under the Act.

          (xvi) The conditions to the use by the Sponsor of a registration statement on Form S-3 under the Act, as set forth in the General Instructions to Form S-3, have been satisfied with respect to the Registration Statement and the Prospectus. There are no contracts or documents which are required to be filed as exhibits to the Registration Statement pursuant to the Act or the Rules and Regulations thereunder which have not been so filed.

          (xvii) The Registration Statement at the time it became effective, and any amendments thereto at the time such amendment becomes effective (other than the information set forth in the financial statements and other financial and statistical information contained therein, as to which such counsel need express no opinion), complied as to form in all material respects with the applicable requirements of the Act and the Rules and Regulations thereunder.

          (xviii) The execution, delivery and performance of each Sponsor Agreement by the Sponsor will not conflict with or violate any federal statute, rule, regulation or order of any federal governmental agency or body, or any federal court having jurisdiction over the Sponsor or its properties or assets.

          (xix) The execution, delivery and performance of each Seller Agreement by the Seller will not conflict with or violate any federal statute, rule, regulation or order of any federal governmental agency or body, or any federal court having jurisdiction over the Seller or its properties or assets.

     In addition, such counsel shall state that such counsel has participated in conferences with officers and other representatives of each of the Seller, the Sponsor, the Servicers, the Certificate Insurer, the Trustee and the Underwriters at which the contents of the Registration Statement and the Prospectus and related matters were discussed and on the basis of the foregoing, no facts have come to such counsel's attention that have led such counsel to believe the Registration Statement, at the time it became effective and as of the date of such counsel's opinion contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, as of its date and as of the date of such counsel's opinion, contained or contains an untrue statement of material fact or omitted or omits to state a material fact necessary to make the statements therein not misleading; it being understood that such counsel need express no belief with respect to the financial statements, schedules and other financial and statistical data included in the Registration Statement or the Prospectus.

     D. The Sponsor shall have delivered to the Underwriters a certificate, dated the Closing Date, of an authorized officer of the Sponsor to the effect that the signer of such certificate has carefully examined this Agreement and the Prospectus and that: (i) the representations and warranties of the Sponsor in each Sponsor Agreement are true and correct in all material respects at and as of the Closing Date with the same effect as if made on the Closing Date, (ii) the Sponsor has complied in all material respects with all the agreements and satisfied in all material respects all the conditions on its part to be performed or satisfied at or prior to the Closing Date, (iii) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to such officer's knowledge, threatened, (iv) there has been no material adverse





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

change in the condition (financial or other), earnings, business, properties or prospects of the Sponsor, whether or not arising from transactions in the ordinary course of business, except as set forth or contemplated in the Prospectus and (v) nothing has come to such officer's attention that would lead such officer to believe that the Sponsor Offering Materials contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     The Sponsor shall attach to such certificate a true and correct copy of its certificate of incorporation, as appropriate, and bylaws which are in full force and effect on the date of such certificate and a certified true copy of the resolutions of its Board of Directors with respect to the transactions contemplated herein.

     E. The Underwriters shall have received from the Seller a certificate dated the Closing Date, of an authorized officer of the Seller to the effect that the signer of such certificate has carefully examined this Agreement and the Prospectus and that: (i) the representations and warranties of the Seller in each Seller Agreement are true and correct in all material respects at and as of the Closing Date with the same effect as if made on the Closing Date, (ii) the Seller has complied in all material respects with all the agreements and satisfied all the conditions on its part to be performed or satisfied in all material respects at or prior to the Closing Date, (iii) there has been no material adverse change in the condition (financial or other), earnings, business, properties or prospects of the Seller whether or not arising from transactions in the ordinary course of business, except as set forth or contemplated in the Prospectus, and (iv) nothing has come to such officers' attention that would have such officer to believe that the Seller Offering Materials contain any untrue statement of a material fact or omit to state any material facts required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     The Seller shall attach to such certificate a true and correct copy of its certificate of incorporation, as appropriate, and bylaws which are in full force and effect on the date of such certificate and a certified true copy of the resolutions of its Board of Directors with respect to the transactions contemplated herein.

     F. The Underwriters shall have received from in-house counsel of the Sponsor and the Seller, a favorable opinion, dated the Closing Date and satisfactory in form and substance to the Underwriters and counsel for the Underwriters to the effect that:






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

          (i) Each of the Sponsor and the Seller has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware with full corporate power to own its property or assets and to conduct its business as presently conducted by it and as described in the Prospectus, and is in good standing in each jurisdiction in which the conduct of its business or the ownership of its property or assets requires such qualification or where the failure to be so qualified would have a material adverse effect on its condition (financial or otherwise).

          (ii) Each Sponsor Agreement and each Seller Agreement has been duly authorized, executed and delivered by authorized officers or signers of the Sponsor or the Seller, as appropriate.

          (iii) The direction by the Sponsor to the Trustee to execute, issue, countersign and deliver the Offered Certificates has been duly authorized by the Sponsor.

          (iv) The execution, delivery and performance of each Sponsor Agreement by the Sponsor will not conflict with or result in a material breach of any of the terms or provisions of, or constitute a material default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Sponsor pursuant to the terms of the certificate of incorporation or the by-laws of the Sponsor or any statute, rule, regulation or order of any governmental agency or body of the State of Minnesota, or any Minnesota state court having jurisdiction over the Sponsor or its property or assets or any material agreement or instrument known to such counsel to which the Sponsor is a party or by which the Sponsor or any of its property or assets is bound.

          (v) The execution, delivery and performance of each Seller Agreement by the Seller will not conflict with or result in a material breach of any of the terms or provisions of, or constitute a material default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Seller pursuant to the terms of the certificate of incorporation or the by-laws of the Seller or any statute, rule, regulation or order of any governmental agency or body of the State of Minnesota, or any Minnesota state court having jurisdiction over the Seller or its property or assets or any material agreement or instrument known to such counsel, to which the Seller is a party or by which the Seller or any of its property or assets is bound.

          (vi) No authorization, approval, consent or order of, or filing with, any court or governmental agency or authority of the State of Minnesota is necessary in connection with the execution, delivery and performance by the Sponsor of any Sponsor Agreement except such as may be required under the Act





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

     or the Rules and Regulations and Blue Sky or other state securities laws filings with respect to the transfer of the Mortgage Loans to the Trust pursuant to the Pooling and Servicing Agreement and such other approvals or consents as have been obtained.

          (vii) No authorization, approval, consent or order of, or filing with, any court or governmental agency or authority of the State of Minnesota is necessary in connection with the execution, delivery and performance by the Seller of any Seller Agreement, except such as may be required under the Act or the Rules and Regulations and Blue Sky or other state securities laws, filings with respect to the transfer of the Mortgage Loans to the Trust pursuant to the Pooling and Servicing Agreement and such other approvals or consents as have been obtained.

          (viii) To such counsel's knowledge, there are no legal or governmental proceedings pending to which the Sponsor or the Seller is a party or of which any property or assets of the Sponsor or the Seller is the subject, and no such proceedings are to the best of such counsel's knowledge threatened or contemplated by governmental authorities against the Sponsor, the Seller or the Trust, that, (A) are required to be disclosed in the Registration Statement or (B) (i) assert the invalidity against the Sponsor of all or any part of any Sponsor Agreement or against the Seller of all or any part of any Seller Agreement, (ii) seek to prevent the issuance of the Offered Certificates, (iii) could materially adversely affect the Sponsor's or the Seller's obligations under any Sponsor Agreement or any Seller Agreement, as appropriate, or (iv) seek to affect adversely the Federal or state income tax attributes of the Offered Certificates.

     G. The Underwriters shall have received from special counsel to the Certificate Insurer, reasonably acceptable to the Underwriters, a favorable opinion dated the Closing Date and satisfactory in form and substance to the Underwriters and counsel for the Underwriters, to the effect that:

          (i) The Certificate Insurer is a stock insurance company licensed and authorized to transact insurance business and to issue, deliver and perform its obligations under its surety bonds under the laws of the State of New York. The Certificate Insurer (a) is a stock insurance company validly existing and in good standing under the laws of the State of New York, (b) has the corporate power and authority to own its assets and to carry on the business in which it is currently engaged, and (c) is duly qualified and in good standing as a foreign corporation under the laws of each jurisdiction where failure so to qualify or to be in good standing would have a material and adverse effect on its business or operations.






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

          (ii) No litigation or administrative proceedings of or before any court, tribunal or governmental body are currently pending or, to the best of such counsel's knowledge, threatened against the Certificate Insurer, which, if adversely determined, would have a material and adverse effect on the ability of the Certificate Insurer to perform its obligations under the Certificate Insurance Policy.

          (iii) The Certificate Insurance Policy and the Indemnification Agreement constitute the irrevocable, valid, legal and binding obligations of the Certificate Insurer in accordance with their respective terms to the extent provided therein, enforceable against the Certificate Insurer in accordance with their respective terms, except as the enforceability thereof and the availability of particular remedies to enforce the respective terms thereof against the Certificate Insurer may be limited by applicable laws affecting the rights of creditors of the Certificate Insurer and by the application of general principles of equity.

          (iv) The Certificate Insurer, as an insurance company, is not eligible for relief under the United States Bankruptcy Code. Any proceedings for the liquidation, conservation or rehabilitation of the Certificate Insurer would be governed by the provisions of the Insurance Law of the State of New York.

          (v) The statements set forth in the Prospectus under the caption "The Certificate Insurance Policy and the Certificate Insurer" are true and correct, except that no opinion is expressed as to financial statements or other financial information included in the Prospectus relating to the Certificate Insurer or FGIC Corporation and, insofar as such statements constitute a summary of the Certificate Insurance Policy, accurately and fairly summarize the terms of the Certificate Insurance Policy.

          (vi) The Certificate Insurance Policy constitutes an insurance policy within the meaning of Section 3(a)(8) of the Act.

          (vii) Neither the execution or delivery by the Certificate Insurer of the Certificate Insurance Policy or the Indemnification Agreement, nor the performance by the Certificate Insurer of its obligations thereunder, will conflict with any provision of the certificate of incorporation or the amended by-laws of the Certificate Insurer nor, to the best of such counsel's knowledge, result in a breach of, or constitute a default under, any agreement or other instrument to which the Certificate Insurer is a party or by which any of its property is bound nor, to the best of such counsel's knowledge, violate any judgment, order or decree applicable to the Certificate Insurer of any governmental regulatory body, administrative agency, court or





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

     arbitrator located in any jurisdiction in which the Certificate Insurer is licensed or authorized to do business.

     H. The Underwriters shall have received from counsel to EDS, reasonably acceptable to the Underwriters, a favorable opinion dated the Closing Date and satisfactory in form and substance to the Underwriters and counsel for the Underwriters, to the effect that:

          (i) EDS has been duly incorporated and is validly existing as a corporation in good standing under the laws of its state of incorporation.

          (ii) EDS has full corporate power and authority to enter into and perform its obligations under the EDS Sub-Servicing Agreement, including, but not limited to, its obligation to serve in the capacity of servicer pursuant to the EDS Sub-Servicing Agreement.

          (iii) The EDS Sub-Servicing Agreement has been duly authorized, executed and delivered by EDS and constitutes a legal, valid and binding obligation of EDS enforceable against EDS in accordance with its terms, except that as to enforceability such enforcement may (A) be subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the rights of creditors generally and (B) be limited by general principles of equity (whether considered in a proceeding at law or in equity).

          (iv) The execution, delivery and performance of the EDS Sub-Servicing Agreement by EDS will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of EDS pursuant to the terms of the certificate of incorporation or the by-laws of EDS or any statute, rule, regulation or order of any governmental agency or body, or any court having jurisdiction over EDS or its property or assets or any agreement or instrument known to such counsel, to which EDS is a party or by which EDS or any of its property or assets is bound.

          (v) No authorization, approval, consent or order of, or filing with, any state or federal court or governmental agency or authority is necessary in connection with the execution, delivery and performance by EDS of the EDS Sub-Servicing Agreement.

     I. The Underwriters shall have received a certificate of EDS signed by an authorized officer of EDS, dated the Closing Date to the effect that such officer has examined the information contained under the heading "The Servicers" with respect to EDS and the EDS Sub-Servicing Agreement in the Prospectus and that such





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

information does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

     J. The Underwriters shall have received from counsel to LSI, reasonably acceptable to the Underwriters, a favorable opinion dated the Closing Date and satisfactory in form and substance to the Underwriters and counsel for the Underwriters, to the effect that:

          (i) LSI has been duly incorporated and is validly existing as a corporation in good standing under the laws of its state of incorporation.

          (ii) LSI has full corporate power and authority to enter into and perform its obligations under the LSI Sub-Servicing Agreement, including, but not limited to, its obligation to serve in the capacity of servicer pursuant to the LSI Sub-Servicing Agreement.

          (iii) The LSI Sub-Servicing Agreement has been duly authorized, executed and delivered by LSI and constitutes a legal, valid and binding obligation of LSI enforceable against LSI in accordance with its terms, except that as to enforceability such enforcement may (A) be subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the rights of creditors generally and (B) be limited by general principles of equity (whether considered in a proceeding at law or in equity).

          (iv) The execution, delivery and performance of the LSI Sub-Servicing Agreement by LSI will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of LSI pursuant to the terms of the certificate of incorporation or the by-laws of LSI or any statute, rule, regulation or order of any governmental agency or body, or any court having jurisdiction over LSI or its property or assets or any agreement or instrument known to such counsel, to which LSI is a party or by which LSI or any of its property or assets is bound.

          (v) No authorization, approval, consent or order of, or filing with, any state or federal court or governmental agency or authority is necessary in connection with the execution, delivery and performance by LSI of the LSI Sub-Servicing Agreement.

     K. The Underwriters shall have received a certificate of LSI signed by an authorized officer of LSI, dated the Closing Date to the effect that such officer has examined the information contained under the heading "The Servicers" with respect to LSI and the LSI Sub-Servicing Agreement in the Prospectus and that such information does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

     L. The Underwriters shall have received from Dewey Ballantine, counsel for the Underwriters, such opinion or opinions, dated the Closing Date, with respect to the validity of the Offered Certificates and such other related matters as the Underwriters may require.

     M. The Underwriters shall have received from counsel to the Trustee a favorable opinion dated the Closing Date and satisfactory in form and substance to the Underwriters and counsel for the Underwriters, to the effect that:

          (i) The Trustee has been duly incorporated and is validly existing as a banking corporation in good standing under the laws of the United States of America.

          (ii) The Trustee has full corporate trust power and authority to enter into and perform its obligations under the Pooling and Servicing Agreement, including, but not limited to, its obligation to serve in the capacity of Trustee and to execute, issue, countersign and deliver the Offered Certificates.

          (iii) The Pooling and Servicing Agreement has been duly authorized, executed and delivered by the Trustee, and constitutes a legal, valid and binding obligation of the Trustee, enforceable against the Trustee, in accordance with its terms, except that as to enforceability such enforcement may (A) be subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the rights of creditors generally and (B) be limited by general principles of equity (whether considered in a proceeding at law or in equity).

          (iv) The Certificates have been duly authorized, executed and authenticated by the Trustee on the date hereof on behalf of the Trust in accordance with the Pooling and Servicing Agreement.

          (v) The execution, delivery and performance of the Pooling and Servicing Agreement and the Certificates by the Trustee will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Trustee pursuant to the terms of the articles of association or the by-laws of the Trustee or any statute, rule, regulation or order of any governmental agency or body, or any court having jurisdiction over the Trustee or its property or assets or any agreement or instrument known to such counsel, to which the Trustee is a party or by which the Trustee or any of its respective property or assets is bound.

          (vi) No authorization, approval, consent or order of, or filing with, any state or federal court or governmental agency or authority is necessary in connection with the execution, delivery and performance by the Trustee of the Pooling and Servicing Agreement and the Offered Certificates, as applicable.

          (vii) If the Trustee were acting as Master Servicer under the Pooling and Servicing Agreements on the date hereof, the Trustee would have the power and authority to perform the obligations of the Master Servicer as provided in the Pooling and Servicing Agreement.

     N. Norwest Bank Minnesota, National Association ("Norwest") shall have furnished to the Underwriters a certificate of Norwest, signed by one or more duly authorized officers of Norwest, dated the Closing Date, as to the due authorization, execution and delivery of the Pooling and Servicing Agreement by Norwest and the acceptance by the Trustee of the trusts created thereby and the due execution and delivery of the Certificates by the Trustee thereunder and such other matters as the Underwriters shall reasonably request.

     O. The Indemnification Agreement shall have been executed and delivered, in which the Certificate Insurer shall represent, among other representations, that
(i) the information under the captions "Certificate Insurer" and "Certificate Insurance Policy" in the section entitled "Summary" and "The Certificate Insurance Policy and the Certificate Insurer" in the Prospectus Supplement was approved by the Certificate Insurer and does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and (ii) there has been no change in the financial condition of the Certificate Insurer since December 31, 1995, which would have a material adverse effect on the Certificate Insurer's ability to meet its obligations under the Certificate Insurance Policy.

     P. The Certificate Insurance Policy shall have been issued by the Certificate Insurer and shall have been duly countersigned by an authorized agent of the Certificate Insurer, if so required under applicable state law or regulation.

     Q. The Offered Certificates shall have been rated "AAA" by Standard & Poor's Corporation ("S&P") and "Aaa" by Moody's Investors Service, Inc. ("Moody's").

     R. The Underwriters shall have received copies of letters dated as of the Closing Date, from S&P and Moody's stating the current ratings of the Offered Certificates as set forth in Section Q above.

     S. The Underwriters shall have received from Dewey Ballantine, counsel to the Sponsor and the Seller, a favorable opinion, dated the Closing Date and satisfactory in form and substance to the Underwriters and counsel for the Underwriters, as to true sale matters relating to the transaction, and the Underwriters shall be addressees of any opinions of counsel supplied to the rating organizations relating to the Certificates.

     T. All proceedings in connection with the transactions contemplated by this Agreement, and all documents incident hereto, shall be reasonably satisfactory in form and substance to the Underwriters and counsel for the Underwriters, and the Underwriters and counsel for the Underwriters shall have received such other information, opinions, certificates and documents as they may reasonably request in writing.

     U. The Prospectus and any supplements thereto shall have been filed (if required) with the Commission in accordance with the rules and regulations under the Act and Section 2 hereof, and prior to the Closing Date, no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or shall be contemplated by the Commission or by any authority administering any state securities or Blue Sky law.

     If any condition specified in this Section 7 shall not have been fulfilled when and as required to be fulfilled, (i) this Agreement may be terminated by you by notice to both of the Companies at any time at or prior to the Closing Date, and such termination shall be without liability of any party to any other party except as provided in Section 8 and (ii) the provisions of Section 8, the indemnity set forth in Section 9, the contribution provisions set forth in
Section 10 and the provisions of Sections 12 and 15 shall remain in effect.

     Section 8. Payment of Expenses. The Seller agrees to pay the following expenses incident to the performance of the Companies' obligations under this Agreement, (i) the filing of the Registration Statement and all amendments thereto, (ii) the duplication and delivery to you, in such quantities as you may reasonably request, of copies of this Agreement, (iii) the preparation, issuance and delivery of the Certificates, (iv) the fees and disbursements of Dewey Ballantine, counsel for the Underwriters and special counsel to the Seller, (v) the fees and disbursements of KPMG Peat Marwick, accountants of the Companies (excluding fee and disbursements of KPMG Peat Marwick related to providing comfort in connection with the Seller-Provided Information), (vi) the qualification of the Offered Certificates under securities and Blue Sky laws and the determination of the eligibility of the Offered Certificates for investment in accordance with the provisions hereof, including filing fees and the fees and disbursements of Dewey Ballantine, counsel to the Underwriters, in connection therewith and in connection with the preparation of any Blue Sky survey, (vii) the printing and delivery to you, in such quantities as you may reasonably request, of copies of the Registration Statement and Prospectus and all amendments and supplements thereto, and of any Blue Sky survey, (viii) the duplication and delivery to you, in such quantities as you may reasonably request, of copies of the Pooling and Servicing Agreement and the other transaction documents, (ix) the fees charged by nationally recognized statistical rating agencies for rating the Offered Certificates, (x) the fees and expenses of the Trustee and its counsel and (xi) the fees and expenses of the Certificate Insurer and its counsel.

     If this Agreement is terminated by you in accordance with the provisions of
Section 7, the Companies shall reimburse you for all reasonable third-party out-of-pocket expenses, including the reasonable fees and disbursements of Dewey Ballantine, your counsel.

     Section 9. Indemnification. A. (x) The Sponsor agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls each Underwriter within the meaning of the Securities Act or the Exchange Act, from and against any and all loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of the Offered Certificates), to which the Underwriters or any such controlling person may become subject, under the Securities Act or the Exchange Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (iii) any untrue statement or alleged untrue statement of a material fact contained in the Sponsor Offering Materials (other than the Registration Statement) or (iv) the omission or alleged omission to state therein a material fact required to be stated or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and shall reimburse each Underwriter and each such controlling person promptly upon demand for any documented legal or documented other expenses reasonably incurred by each Underwriter or such controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the foregoing indemnity with respect to any untrue statement contained in or omission from a prospectus shall not inure to the benefit of each Underwriter if the Sponsor shall sustain the burden

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

of proving that the person asserting against such Underwriter the loss, liability, claim, damage or expense purchased any of the Offered Certificates which are the subject thereof and was not sent or given a copy of the appropriate Prospectus (or the appropriate Prospectus as amended or supplemented), if required by law, at or prior to the written confirmation of the sale of such Offered Certificates to such person and the untrue statement contained in or omission from such preliminary prospectus was corrected in the appropriate Prospectus (or the appropriate Prospectus as amended or supplemented).

     (y) The Seller agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls each Underwriter within the meaning of the Securities Act or the Exchange Act, from and against any and all loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of the Offered Certificates), to which each Underwriter or any such controlling person may become subject, under the Securities Act or the Exchange Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Seller Offering Materials or (ii) the omission or alleged omission to state therein a material fact required to be stated or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and shall reimburse each Underwriter and each such controlling person promptly upon demand for any documented legal or documented other expenses reasonably incurred by each Underwriter or such controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the foregoing indemnity with respect to any untrue statement contained in or omission from a prospectus shall not inure to the benefit of each Underwriter if the Seller shall sustain the burden of proving that the person asserting against such Underwriter the loss, liability, claim, damage or expense purchased any of the Offered Certificates which are the subject thereof and was not sent or given a copy of the appropriate Prospectus (or the appropriate Prospectus as amended or supplemented), if required by law, at or prior to the written confirmation of the sale of such Offered Certificates to such person and the untrue statement contained in or omission from such preliminary prospectus was corrected in the appropriate Prospectus (or the appropriate Prospectus as amended or supplemented).

     The foregoing indemnity agreement is in addition to any liability which the Sponsor or the Seller may otherwise have to the Underwriters or any controlling person of any of the Underwriters.

     B. Each Underwriter severally, and not jointly, agrees to indemnify and hold harmless the Sponsor and the Seller, the directors and the officers of the Sponsor who signed the Registration Statement, and each person, if any, who controls the Sponsor or the Seller within the meaning of the Securities Act or the Exchange Act against any and all loss, claim, damage or liability, or any action in respect thereof, to which the Sponsor, the Seller or any such director, officer or controlling person may become subject, under the Securities Act or the Exchange Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Underwriter Information or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and shall reimburse the Sponsor or the Seller, as the case may be, promptly on demand, and any such director, officer or controlling person for any documented legal or other documented expenses reasonably incurred by the Sponsor or the Seller, or any director, officer or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred.

     The foregoing indemnity agreement is in addition to any liability which each Underwriter may otherwise have to the Sponsor or the Seller or any such director, officer or controlling person.

     C. Promptly after receipt by any indemnified party under this Section 9 of notice of any claim or the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against any indemnifying party under this Section 9, promptly notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify an indemnifying party shall not relieve it from any liability which it may have under this Section 9 except to the extent it has been materially prejudiced by such failure; and provided, further, that the failure to notify any indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 9.

     If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party, unless such indemnified party reasonably objects to such assumption on the ground that there may be legal defenses available to it which are different from or in addition to those available to such indemnifying party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, except to the extent provided in the next following paragraph, the indemnifying party shall not be liable to the indemnified party under this Section 9 for any fees and

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

expenses of counsel subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation.

     Any indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless: (i) the employment thereof has been specifically authorized by the indemnifying party in writing; (ii) such indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party and in the reasonable judgment of such counsel it is advisable for such indemnified party to employ separate counsel; or (iii) the indemnifying party has failed to assume the defense of such action and employ counsel reasonably satisfactory to the indemnified party, in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party, it being understood, however, the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to local counsel) at any time for all such indemnified parties, which firm shall be designated in writing by the Underwriters, if the indemnified parties under this Section 9 consist of the Underwriters or any of its controlling persons, or by the Companies, if the indemnified parties under this
Section 9 consist of either of the Companies or any of the Companies' directors, officers or controlling persons, but in either case reasonably satisfactory to the indemnified party.

     Each indemnified party, as a condition of the indemnity agreements contained in Sections 9A and B, shall use its best efforts to cooperate with the indemnifying party in the defense of any such action or claim. No indemnifying party shall be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which such indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes an unconditional release of such indemnified party from





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

all liability on any claims that are the subject matter of such action.

     Notwithstanding the foregoing, if (x) the indemnified party has made a proper request to the indemnifying party for the payment of the indemnified party's legal fees and expenses, as permitted hereby, and (y) such request for payment has not been honored within thirty days, then, for so long as such request thereafter remains unhonored, the indemnifying party shall be liable for any settlement entered into by the indemnified party whether or not the indemnifying party consents thereto.

     D. The Underwriters agree to provide the Companies no later than the date on which the Prospectus Supplement is required to be filed pursuant to Rule 424 with a copy of any Derived Information (defined below) for filing with the Commission on Form 8-K.

     E. Each Underwriter, severally and not jointly, agrees, assuming all Seller-Provided Information (defined below) is accurate and complete in all material respects, to indemnify and hold harmless the Sponsor, the Seller, their respective officers and directors and each person who controls the Sponsor and/or the Seller within the meaning of the Securities Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they may become subject under the Securities Act or the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement of a material fact contained in the Derived Information provided by such Underwriter, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and agrees to reimburse each such indemnified party for any legal or other expenses reasonably incurred by him, her or it in connection with investigating or defending or preparing to defend any such loss, claim, damage, liability or action as such expenses are incurred. The obligations of each Underwriter under this Section 9(E) shall be in addition to any liability which each Underwriter may otherwise have.

     The procedures set forth in Section 9C shall be equally applicable to this
Section 9E.

     F. For purposes of this Agreement, the term "Derived Information" means such portion, if any, of the information delivered to the Companies pursuant to
Section 9D for filing with the Commission on Form 8-K as: (i) is not contained in the Prospectus without taking into account information incorporated therein by reference; and (ii) does not constitute Seller-Provided Information. "Seller-Provided Information" means any computer tape





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

furnished to the Underwriters by the Seller concerning the assets comprising the Trust.

     Section 10. Contribution. In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in
Section 9 is for any reason held to be unenforceable by the indemnified parties although applicable in accordance with its terms, the Sponsor, the Seller and the Underwriters (each, a "Contributing Party") shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by said indemnity agreement incurred by such Contributing Party (i) in such proportion as is appropriate to reflect the relative benefits received by such Contributing Party from the offering of the Offered Certificates or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of such Contributing Party in connection with the statements or omissions which resulted in the losses, liabilities, claims, damages and expenses as well as any other relevant equitable considerations; provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     Relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Contributing Party and the Contributing Parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission and other equitable considerations.

     Notwithstanding the provisions of Section 9 or of this Section 10, neither Underwriter shall be required to be responsible for any amount in excess of the amount by which the total re-offering price at which the Offered Certificates underwritten by it and distributed and offered to the public exceeds the amount paid hereunder by such Underwriter for the Offered Certificates. For purposes of this Section 10, each person, if any, who controls you within the meaning of the Securities Act or the Exchange Act shall have the same rights to contribution as each of the Underwriters and each director of the Sponsor and/or the Seller, each officer of the Sponsor who signed the Registration Statement, and each person, if any, who controls the Sponsor and/or the Seller within the meaning of the Securities Act or the Exchange Act shall have the same rights to contribution as the Sponsor.

     The Companies and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 10 were to be determined by pro rata allocation or by any other method of allocation which does not take into account the equitable





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

considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 10 shall be deemed to include, for purposes of this Section 10, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.

     Section 11. Termination. This Agreement shall be subject to termination in the absolute discretion of the Underwriters, by notice given to the Sponsor and the Seller prior to delivery of and payment for the Offered Certificates if prior to such time (i) any change, or any development involving a prospective change, in or affecting particularly the business or properties of the Trust, the Sponsor or the Seller which, in the reasonable judgment of the Underwriters, materially impairs the investment quality of the Certificates or makes it impractical or inadvisable to market the Offered Certificates; (ii) the Offered Certificates have been placed on credit watch by S&P or Moody's with negative implications; (iii) trading in securities generally on the New York Stock Exchange or the National Association of Securities Dealers National Market System shall have been suspended or limited, or minimum prices shall have been established on such exchange or market system; (iv) a banking moratorium shall have been declared by either Federal or New York State authorities; or (v) there shall have occurred any outbreak or material escalation of hostilities or other calamity or crisis, the effect of which makes it, in the reasonable judgment of the Underwriters, impractical or inadvisable to proceed with the completion of the sale and payment for the Offered Certificates. Upon such notice being given, the parties to this Agreement shall (except for any liability arising before or in relation to such termination) be released and discharged from their respective obligations under this Agreement.

     Section 12. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement or contained in certificates of officers of the Companies submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of you or controlling person of you, or by or on behalf of the Companies or any officers, directors or controlling persons and shall survive delivery of any Offered Certificates to you or any controlling person.

     Section 13. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication to:






                                       34


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

The Underwriters:                   Prudential Securities
                                      Incorporated
                                    One New York Plaza
                                    15th Floor
                                    New York, New York 10292-2015
                                    Fax:  (212) 778-7401

                                    J.P. Morgan Securities Inc.
                                    60 Wall Street, 18th Floor
                                    New York, New York 10260-0060
                                    Fax:  (212) 648-5251

The Sponsor:                        Cargill Financial Services
                                      Corporation
                                    6000 Clearwater Drive
                                    Minnetonka, MN  55343-9497
                                    Attention:  Corporate Capital Group
                                    Fax:  (612) 984-3910

The Seller:                         Access Financial Lending Corp.
                                    12800 Whitewater Drive
                                    Minnetonka, MN  55343-4109
                                    Attention:  Operations
                                    Fax:  (612) 984-0877

     Section 14. Parties. This Agreement shall inure to the benefit of and be binding upon you and the Companies, and their respective successors or assigns. Nothing expressed or mentioned in this Agreement is intended nor shall it be construed to give any person, firm or corporation, other than the parties hereto or thereto and their respective successors and the controlling persons and officers and directors referred to in Sections 9 and 10 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or with respect to this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the parties and their respective successors and said controlling persons and officers and directors and their heirs and legal representatives (to the extent of their rights as specified herein and therein) and except as provided above for the benefit of no other person, firm or corporation. No purchaser of Offered Certificates from you shall be deemed to be a successor by reason merely of such purchase.

     SECTION 15. GOVERNING LAW AND TIME. THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK AND SHALL BE CONSTRUED IN ACCORDANCE WITH SUCH LAWS. SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

     Section 16. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but together they shall constitute but one instrument.






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

     Section 17. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of or affect the meaning or interpretation of, this Agreement.

     Section 18. Default of Underwriters. If either Underwriter defaults in its obligations to purchase the Offered Certificates offered to it hereunder (such Underwriter, the "Defaulting Underwriter"), then the remaining Underwriter (the "Performing Underwriter") shall have the option, but not the obligation, to purchase all, but not less than all, of the Offered Certificates offered to the Defaulting Underwriter. If the Performing Underwriter elects not to exercise such option, then this Agreement will terminate without liability on the part of the Performing Underwriter. Nothing contained herein shall relieve the Defaulting Underwriter from any and all liabilities to the Sponsor, the Seller and the Performing Underwriter resulting from the default of the Defaulting Underwriter.


                   [remainder of page deliberately left blank]





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

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to us a counterpart hereof, whereupon this instrument along with all counterparts will become a binding agreement between you, the Sponsor and the Seller in accordance with its terms.

                              Very truly yours,

                              CARGILL FINANCIAL SERVICES CORPORATION



                              By: /s/ Kenneth M. Duncan
                                  _________________________________
                                  Name: Kenneth M. Duncan
                                  Title: Senior Vice President


                              ACCESS FINANCIAL LENDING CORP.



                              By: /s/ Leslie Zejdlik Foster
                                  __________________________________
                                  Name:  Leslie Zejdlik Foster
                                  Title: President






CONFIRMED AND ACCEPTED, as of
the date first above written:

PRUDENTIAL SECURITIES INCORPORATED


By: /s/ Valerie Kay
    __________________________________
    Name: Valerie Kay
    Title: Vice President


J.P. MORGAN SECURITIES INC.


By: /s/ Peggy Wallace
    __________________________________
    Name: Peggy Wallace
    Title: Vice President


                            [Underwriting Agreement]

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

                                   Schedule 1

                                  Underwriting



                                    Class A-1
                              --------------------

                        Purchase Price
                           Percentage                              Proceeds
                          (excluding             Principal        (excluding
      Underwriter      accrued interest)           Amount      accrued interest)
      -----------      -----------------           ------      -----------------
Prudential                 100.000%           $43,456,000.00    $43,456,000.00
Securities
Incorporated

J.P. Morgan                100.000             15,000,000.00     15,000,000.00
Securities Inc.            -------             -------------     -------------

TOTAL                                         $58,456,000.00    $58,456,000.00


                                    Class A-2
                              --------------------

                        Purchase Price
                           Percentage                              Proceeds
                          (excluding             Principal        (excluding
      Underwriter      accrued interest)           Amount      accrued interest)
      -----------      -----------------           ------      -----------------

Prudential                 99.96875%          $28,768,000.00    $28,759,010.00
Securities
Incorporated

J.P. Morgan                99.96875            10,000,000.00      9,996,875.00
Securities Inc.            --------            -------------      ------------

TOTAL                                         $38,768,000.00    $38,755,885.00


                                    Class A-3
                              --------------------

                        Purchase Price
                           Percentage                              Proceeds
                          (excluding             Principal        (excluding
      Underwriter      accrued interest)           Amount      accrued interest)
      -----------      -----------------           ------      -----------------

Prudential                99.921875%          $16,525,000.00    $16,512,089.84
Securities
Incorporated

J.P. Morgan                   __                    __                __
Securities Inc.
                          -----------         --------------    --------------
TOTAL                                         $16,525,000.00    $16,512,089.84

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                                    Class A-4
                              --------------------

                        Purchase Price
                           Percentage                              Proceeds
                          (excluding             Principal        (excluding
      Underwriter      accrued interest)           Amount      accrued interest)
      -----------      -----------------           ------      -----------------

Prudential                 99.9375%           $14,713,000.00    $14,703,804.38
Securities
Incorporated

J.P. Morgan                   __                    __                __
Securities Inc.
                           --------           --------------    --------------

TOTAL                                         $14,713,000.00    $14,703,804.38


                                    Class A-5
                              --------------------

                        Purchase Price
                           Percentage                              Proceeds
                          (excluding             Principal        (excluding
      Underwriter      accrued interest)           Amount      accrued interest)
      -----------      -----------------           ------      -----------------

Prudential                 99.90625%          $13,796,000.00    $13,783,066.25
Securities
Incorporated

J.P. Morgan                   __                    __                __
Securities Inc.
                          ----------          --------------    --------------

TOTAL                                         $13,796,000.00    $13,783,066.25


                                    Class A-6
                              --------------------

                        Purchase Price
                           Percentage                              Proceeds
                          (excluding             Principal        (excluding
      Underwriter      accrued interest)           Amount      accrued interest)
      -----------      -----------------           ------      -----------------

Prudential                 100.000%           $51,344,000.00    $51,344,000.00
Securities
Incorporated

J.P. Morgan                100.000             17,000,000.00     17,000,000.00
                           -------             -------------     -------------
Securities Inc.

TOTAL                                         $68,344,000.00    $68,344,000.00




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